EXHIBIT NO. 99.7(c)

                                                      As of: 30th September 2002

                         Exhibit A to Custodian Contract

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Name of Trust/Portfolio            State Street Portfolio       Chase Portfolio
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I.   MFS Family of Funds
     MFS Series Trust I:
     Managed Sectors Fund (MMS)                                           X
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     Cash Reserve Fund (MCF)                    X
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     Global Asset Allocation Fund (MAA)                                   X
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     Strategic Growth Fund (AGF)                X
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     Research Gr. and Inc. Fund (RGI)           X
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     Value Fund (EIF)                           X
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     Core Growth Fund (CGF)                     X
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     New Discovery Fund (NDF)                   X
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     Technology Fund (SCT)                      X
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     Research International Fund (RIF)          X
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     Global Telecommunications (GTF)            X
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     Japan Equity (MJE)                         X
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     MFS Series Trust II:
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     Emerging Growth Fund (MEG)                                           X
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     Large Cap Growth Fund (MCG)                                          X
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     MFS Series Trust III:
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     High Income Fund (MFH)                                               X
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     High Yield Opportunities Fund (HYO)        X
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     Municipal High Income Fund (MMH)           N/A                       N/A
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     MFS Series Trust IV:
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     Money Market Fund (MMM)                    X
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     Gov't. Money Mkt. Fund (MMG)               X
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     Municipal Bond Fund (MMB)                  N/A                       N/A
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     Mid Cap Growth Fund (OTC)                                            X
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     MFS Series Trust V:
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     Total Return Fund (MTR)                                              X
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     Research Fund (MFR)                                                  X
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     International New Discovery Fund (MIO)     X
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     International Strategic Growth Fund (MGR)  X
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     International Strategic Value Fund  (MIV)  X
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     MFS Series Trust VI:
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     Global Total Return Fund (MWT)                                       X
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     Utilities Fund (MMU)                                                 X
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     Global Equity Fund (MWE)                                             X
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     MFS Series Trust VII:
     Global Governments Fund (MWG)                                        X
     terminated 8-8-01
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
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Name of Trust/Portfolio            State Street Portfolio       Chase Portfolio
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     Capital Opportunities Fund (MVF)                                     X
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     MFS Series Trust VIII:
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     Strategic Income Fund (MSI)                                          X
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     Global Growth Fund (WGF)                   X
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     MFS Tax Managed Equity Fund (TME)          X
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     MFS Series Trust IX:
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     Bond Fund (MFB)                                                      X
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     Limited Maturity Fund (MLM)                                          X
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     Municipal Ltd. Maturity Fund (MML)         N/A                       N/A
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     Research Bond Fund (RBF)                   X
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     Intermediate Inv. Grade Bond Fd.(IBF)      X
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     Emerging Opportunities Fund (MCV)          X
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     Large Cap Value Fund (MLV)                 X
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     High Quality Bond Fund (MQB)               X
     terminated 4-30-02
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     Research Bond Fund J  (RBJ)                X
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     MFS Series Trust X:
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     Concentrated Growth Fund (MCN)             X
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     Emerging Companies Fund (ECF)                                        X
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     Emerging Markets. Debt Fund (EMD)          X
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     Emerging Markets Equity Fund (FEM)         X
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     European Equity Fund (MEQ)                 X
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     Fundamental Growth Fund (FDG)              X
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     Gemini Large Cap U.S. Fund (GSF)           X
     terminated 9/27/30
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     Gemini U.K. Fund (GKF)                     X
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     Global Conservative Equity Fund (GOF)                                X
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     Global Health Sciences Fund (MGH)                                    X
     terminated 9/27/30
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     Government Mortgage Fund (MGM)             N/A                       N/A
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     High Yield Fund (MHT)*                     X
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     Income Fund (MIY)                          X
     terminated 9/27/30
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     International ADR Fund (IAF)               X
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     International Core Equity Fund(ICF)        X
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     International. Growth Fund (FGF)           X
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     International Value Fund (FGI)             X
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     Multi Cap Growth Fund (MPF)                X
     terminated 4-30-02
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     New Endeavor Fund (NEF)                    X
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     Select Growth Fund (SRF)                                             X
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     Strategic Value Fund (SVF)                 X
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     MFS Series Trust XI:
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     Mid Cap Value Fund (MDF)                   X
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     Union Standard Equity Fund (UNE)           X
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     Vertex Contrarian Fund (VCF)               X
     terminated 9/27/30
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     Vertex International Fund (VXI)            X
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*Name changed 5/1/02 to MFS High Income Advantage Fund
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Name of Trust/Portfolio            State Street Portfolio       Chase Portfolio
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     MFS Municipal Series Trust:
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     AL Municipal Bond Fund (MAL)               N/A                       N/A
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     AR Municipal Bond Fund (MAR)               N/A                       N/A
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     CA Municipal Bond Fund (MCA)               N/A                       N/A
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     FL Municipal Bond Fund (MFL)               N/A                       N/A
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     GA Municipal Bond Fund (MGA)               N/A                       N/A
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     MD Municipal Bond Fund (MMD)               N/A                       N/A
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     MA Municipal Bond Fund (MMA)               N/A                       N/A
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     MS Municipal Bond Fund (MMP)               N/A                       N/A
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     NY Municipal Bond Fund (MNY)               N/A                       N/A
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     NC Municipal Bond Fund (MNC)               N/A                       N/A
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     PA Municipal Bond Fund (MPA)               N/A                       N/A
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     SC Municipal Bond Fund (MSC)               N/A                       N/A
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     TN Municipal Bond Fund (MTN)               N/A                       N/A
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     VA Municipal Bond Fund (MVA)               N/A                       N/A
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     WV Municipal Bond Fund (MWV)               N/A                       N/A
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     MA Municipal High Income Fund (formerly    N/A                       N/A
     MA High Income Tax Free Fund) (MAT)**
     Terminated 9/30/02
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     NY Municipal High Income Fund (formerly    N/A                       N/A
     NY High Income Tax Free Fund) (NYT)**
     Terminated 9/27/02
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     Municipal Income Fund (MMI)                N/A                       N/A
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     Stand-Alone Funds:
     Growth Opportunities Fund (MGO)                                      X
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     Government Limited Maturity Fund (MGL)     N/A                       N/A
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     Government Securities Fund (MGS)           N/A                       N/A
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     MA Investors Growth Stock Fund (MIG)                                 X
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     MA Investors Trust (MIT)                   X
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II.  MFS Closed-End Funds
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     Municipal Income Trust (MFM)               N/A                       N/A
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     Multimarket Income Trust (MMT)                                       X
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     Government. Markets. Income Trust (MGF)                              X
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     Intermediate Income Trust (MIN)            X
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     Charter Income Trust (MCR)                 X
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     Special Value Trust (MFV)                                            X
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III. MFS Institutional Funds
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     MFS Institutional Trust (MFSIT):
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     Inst. Emerging Equities Fund (MEE)                                   X
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     Inst. International Equity Fund (IIE)      X
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     Inst. Mid Cap Growth Fund (IMC)            X
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     Inst. Research Fund (IRF)                  X
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     Inst. Core Equity Fund (ICE)               X
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     Inst. Large Cap Grth. Fund (ILC)           X
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     Inst. High Yield Fund (IHY)                X
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     Inst. Large Cap Value Fund (ILV)           X
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     Inst. Int'l Research Equity Fund (IRE)     X
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* Name changed 8/1/02
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Name of Trust/Portfolio            State Street Portfolio       Chase Portfolio
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     Inst. Real Estate Investment Fund (IRT)    X
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     MFS Variable Insurance Trust (MVI):
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     Emerging Growth Series (VEG)                                         X
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     Capital Opportunities Series (VVS)                                   X
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     Research Series (VFR)                                                X
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     Investors Trust Series (VGI)                                         X
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     MFS Variable Insurance Trust (MVI):
     (cont.)
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     Total Return Series (VTR)                                            X
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     Utilities Series (VUF)                                               X
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     High Income Series (VHI)                                             X
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     Global Governments Series (VWG) (nka                                 X
     MFS Strategic Income Series
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     Bond Series (VFB)                                                    X
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     Money Market Series (VMM)                  X
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     New Discovery Series (VND)                 X
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     Investors Growth Stock Series (VGS)        X
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     Global Equity Series (VGE)                 X
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     Mid Cap Growth Series (VMG)                X
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IV.  MFS/Sun Life Series Trust
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     Capital Appreciation Series (CAS)                                    X
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     Mass. Investors Trust Series (CGS)                                   X
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     Gov't. Securities Series (GSS)             N/A                       N/A
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     Global Governments Series (WGS)                                      X
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     High Yield Series (HYS)                                              X
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     Managed Sectors Series (MSS)                                         X
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     Money Market Series (MKS)                  X
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     Total Return Series (TRS)                                            X
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     Utilities Series (UTS)                                               X
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     Global Growth Series (WGO)                 X
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     Research Series (RES)                                                X
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     Global Asst. Allocation Series (AAS)                                 X
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     Global Total Return Series (WTS)                                     X
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     Emerging Growth Series (EGS)                                         X
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     Intl'. Investors Trust Series (FCG)        X
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     Int'l. Growth Series (FCI)                 X
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     Emerging Markets Equity Series (FCE)       X
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     Capital Opportunity Series (VAL)           X
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     Res. Gr. and Inc. Series (RGS)             X
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     Bond Series (BDS)                          X
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     Value Series (EIS)                         X
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     Mass. Inv. Grth. Stk. Ser. (MIS)           X
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     New Discovery Series (NWD)                 X
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     Research Int'l Series (RSS)                X
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     Strategic Income Series (SIS)              X
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     Strategic Growth Series (SGS)              X
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     Technology Series (TKS)                    X
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     Mid Cap Growth Series (MCS)                                          X
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     Global Telecommunications Series (GLS)                               X
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
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Name of Trust/Portfolio            State Street Portfolio       Chase Portfolio
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     Global Health Sciences Series (GHS)+       X
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     International New Discovery Series (IDS)++ X
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V.   Compass Products
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     Cap. Appreciation Var. Acct. (CAVA)                                  X
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     Gov't. Securities Var. Acct. (GSVA)        N/A                       N/A
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     Global Gov'ts. Var. Acct. (WGVA)                                     X
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     High Yield Variable Acct. (HYVA)                                     X
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     Managed Sectors Var. Acct. (MSVA)                                    X
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     Money Mkt. Variable Acct.(MMVA)            X
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     Total Return Variable Acct. (TRVA)                                   X
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MFS Funds Listed in this Exhibit A          State Street Bank and Trust Company

By:                                         By:
   ---------------------------------              ------------------------------
   Name:  James R. Bordewick, Jr.           Name:
   Title: Assistant Secretary and           Title:
            Assistant Clerk
                                            The Chase Manhattan Bank

                                            By:
                                                --------------------------------
                                            Name:
                                            Title:

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+    Name changed 4/30/02 to Strategic Value Series.
++   Name changed 4/30/02 to Mid Cap Value Series.